EXHIBIT 10.2
ACCPAC (Logo)                                     ACCPAC Agreement No.: 01-02114

                              DEVELOPMENT AGREEMENT

This Development Agreement ("Agreement") is entered into as of March 15, 2001, by and between ACCPAC International, Inc., a Delaware corporation ("ACCPAC"), with its principal place of business at 6700 Koll Center Parkway, 3rd Floor, Pleasanton, California 94566 and NoMatterWare Inc., a Nevada corporation ("Developer"), with its principal place of business at 717 7th SW, Suite 2050, Calgary, Alberta T2P 0Z3, Canada.

                                    RECITALS

         A.  ACCPAC  has  developed,   and  is  currently  marketing  a  desktop
accounting   software  program  currently  know  as  "Simply   Accounting"  (the
"Product").
 -------

         B. Developer is in the business of developing on-line applications of software programs. Developer also provides ASP hosting services for on-line software programs as part of its "iBusiness solution" currently being marketed by Developer (the "iBusiness Solution").
                   ------------------
         C. The parties desire Developer to (i) develop a version of the Product which will be operable over the Internet on a stand alone basis and which may also be accessible through an ASP hosting service (the "Web-enabled Product"),
                                                         --------------------
(ii) host the Web-enabled Product on a non-exclusive basis as part of Developer's iBusiness Solution, (iii) license to ACCPAC, on a non-exclusive basis, the right for ACCPAC to host Developer's iBusiness Solution through ACCPAC's ASP hosting services, and (iv) share in ACCPAC's profits from the sale of the Web-enabled Product, all on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth, the parties hereby agree as follows:

                                    AGREEMENT

1.       Development of the Web-enabled Product.
         ---------------------------------------
         1.1  Development  License.  Subject to all the terms and  conditions of
              --------------------
this  Agreement,  ACCPAC  grants  to  Developer  a  personal,  nonsublicensable, nontransferable, nonexclusive, terminable limited license to use the Simply Accounting Software Developer's Kit and to access, use and modify the source code to the Product (the "Source Code") for the sole purpose of developing the
                          ------------
Web-enabled Product as set forth herein.

         1.2  Restrictions and Protection of Source Code. No rights with respect
              ------------------------------------------
to the Source Code are granted to Developer hereunder except for the limited license for the purpose contemplated herein, and all such other rights are retained by ACCPAC. Other than as expressly permitted herein to the extent
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reasonably   required  in  connection  with   Developer's   development  of  the
Web-enabled  Product,  and  without  limiting  the  above,   Developer  may  not
reproduce, duplicate or copy the Source Code, or any portion thereof, reverse engineer, decompile or disassemble the Source Code, or modify, or create derivative works based upon the Source Code, in whole or in part, or rent, sell, distribute, market or commercialize any components of the Source Code or use it for the benefit of any third party. In addition, Developer may not remove any proprietary notices or labels on the Source Code.

              1.2.1 Access to Source Code.  Developer  shall only provide access
                    ---------------------
to the Source Code, or any portion thereof, to its employees who: (i) work directly on the work contemplated hereunder; (ii) require such access in connection with their development efforts; and (iii) have executed a "Non-Disclosure Agreement" in the form attached hereto as Exhibit A prior to
                                                              ---------
gaining such access. In addition to the confidentiality obligations of Section 8 below, Developer shall maintain the Source Code in a secure location, accessible only to those entitled to access hereunder, and must keep a log of its employees who access the Source Code, which log must be supplied to ACCPAC upon written request and on completion of the development of the Web-enabled Product by Developer, but in any event must be supplied no later than prior to the termination of this Agreement. Developer shall also take all other precautions to protect the confidentiality of the Source Code at least to the same extent as Developer does so with respect to its most confidential information. All Source Code, and portions and derivatives thereof, within Developer's possession or control must be returned by Developer to ACCPAC, or destroyed if so requested by ACCPAC in writing, within three (3) days of ACCPAC's acceptance of the final Milestone.

         1.3 Developer's Development  Requirements.  Developer agrees to use its
             -------------------------------------
best efforts in performing the development work, including quality assurance testing, for the Web-enabled Product, at a level consistent with or higher than persons having a similar level of education, experience and expertise in the software industry. The Web-enabled Product shall be developed, at Developer's sole cost and expense, in accordance with the development schedule and shall meet or exceed the specifications to be agreed upon by the parties and attached hereto as Exhibit B (the "Milestones and Specifications") no later than March
          ---------        ------------------------------
31, 2001. Such Milestones and Specifications shall include, but not be limited to the following: the Web-enabled Product shall (i) have the same "look and feel" as Version 8.0 of the Product; (ii) have the same file structures as
Version 8.0 of the Product; (iii) have essentially the same functionality as Version 8.0 of the Product; (iv) run natively in a Web browser without the aid of any hosting platform such as Citrix MetaFrame or Windows Terminal Server; (v) be written primarily in Cold Fusion with partial coding in Java, and Java Script running on SQL Server 2000; and (vi) use Crystal Reports for the Web as its report engine. Developer shall assign at least four (4) full time programmers to the development of the Web-enabled Product.
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              1.3.1  Approval  of  Milestones.  Development  of the  Web-enabled
                     ------------------------
Product is predicated on ACCPAC's written approval of the Milestones and Specifications to be attached as Exhibit B, and each new phase of development,
                                  ---------
and any additions or modifications to the Milestones and Specifications, must be approved in writing by ACCPAC in advance before Developer may continue its development work hereunder. In addition, the Web-enabled Product must be approved by ACCPAC in writing prior to the commercial release of the Web-enabled Product. The delivery of each Milestone, including the final, gold master Milestone must be accompanied by all source materials for the Web-enabled Product and all related data and information deemed necessary by ACCPAC.

         1.4 ACCPAC's Development Obligations. ACCPAC's sole responsibility with
             --------------------------------
respect to the development of the Web-enabled Product will be to provide the Simply Accounting Software Developer's Kit and the Source Code, and provide access to technical resources to enable Developer to understand and work with the Simply Accounting Software Developer's Kit and the Source Code for the purpose of developing the Web-enabled Product. ACCPAC also agrees to provide limited quality assurance testing to verify the readiness of the Web-enabled Product for general release; provided, however, that ACCPAC shall not have any obligations whatsoever to correct any bugs, defects or errors it may uncover during such limited quality assurance testing. If, and to the extent, that ACCPAC performs any development services which are otherwise the obligation of Licensor hereunder, Licensor hereby grants ACCPAC the limited license to perform such development services, if any license is required from Developer, and ACCPAC shall be entitled to offset the costs for such development services against amounts owed to Developer hereunder.

         1.5 Ownership.  Developer  acknowledges and agrees that ACCPAC owns all
             ---------
right, title and interest in and to the Product and the Proprietary Information (defined below) related thereto, and will own all right, title and interest in and to the Web-enabled Product and all products, materials, reports or other data developed under the terms of this Agreement (collectively, the "Work").
                                                                         ----
Developer agrees and acknowledges that the Work shall be considered a "work made for hire," that Developer has no claim to any right, title or interest in the Work developed pursuant to the terms of this Agreement or otherwise, and that Developer will make no claims that the Work infringes upon the copyright or other right, title or interest of Developer and that the Work shall, upon creation, be owned exclusively by ACCPAC. If and to the extent Developer may, under applicable law, be entitled to claim any ownership interest in the Work,
Developer  hereby   transfers,   grants,   conveys,   assigns  and  relinquishes
exclusively to ACCPAC all of Developer's right, title and interest in and to the Work, under patent, copyright, trade secret, trademark and other similar law or right, in perpetuity. Developer agrees and acknowledges that ACCPAC may utilize the Work in any other software program or license or sell the Work for incorporation into or as a basis for producing other products or otherwise exploiting the Work at the sole discretion of ACCPAC without the payment of any royalty or other fee to Developer except as specifically set forth in Section 5.
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Any  assignment  of  copyright  hereunder  includes  all  rights  of  paternity, integrity, disclosure and withdrawal and any other rights that may be known as or referred to as "moral rights", and Developer consents to any action of ACCPAC that would violate such "moral rights" in those countries that may not allow an assignment of "moral rights". Developer agrees to execute any further documents and agreements, as may be requested by ACCPAC from time to time, to evidence ownership of the copyright or other proprietary rights in the Work in the exclusive name of ACCPAC and to confirm any waivers or consents regarding "moral rights".

              1.5.1  Ownership  of  iBusiness  Solution  Integration  Component.
                     ----------------------------------------------------------
Notwithstanding Section 1.5 above, the parties hereby agree that, to the extent Developer develops software to integrate the Web-enabled Product to operate within Developer's iBusiness Solution, Developer shall own all right, title and interest in and to such iBusiness Solution integration component.

2.  Exploitation  and  Marketing  of the  Web-enabled  Product.  As between  the
    ----------------------------------------------------------
parties,  ACCPAC shall  exclusively  and in its sole  discretion  determine  the manner in which the Web-enabled Product is marketed, rented, sold and distributed by ACCPAC, including without limitation, the methods of pricing, packaging, labeling and identification, manufacturing, advertising, promoting, and collection and ownership of customers' names. ACCPAC's rights include, but are not limited to, the right to license the Web-enabled Product to other third parties and to host the Web-enabled Product at ACCPAC Online and/or through any other ASP hosting service. Developer shall have no rights to exploit the Web-enabled Product except as provided in this Agreement.

         2.1 Hosting by Developer.  Notwithstanding  Section 2 above,  Developer
             --------------------
agrees to join the ACCPAC ASP Partner Program and the Simply Consultant Program in order to obtain the right under such programs to host the Web-enabled Product as either a stand-alone solution or integrated into Developer's iBusiness Solution. The terms and conditions under which Developer may host the Web-enabled Product, as well as Developer's rights and obligations with respect to such hosting, shall be governed by such other ACCPAC Programs.

3. Hosting of Developer's iBusiness Solution by ACCPAC.  Developer hereby grants
   ---------------------------------------------------
to ACCPAC the non-exclusive right to host Developer's iBusiness Solution on ACCPAC Online and other ACCPAC online services, if any, in accordance with terms and conditions to be agreed to by the parties.

4. Training and Technical Support.  Developer will provide technical support and
   ------------------------------
technical support training in the use and operation of the Web-enabled Product to ACCPAC, as needed in ACCPAC's reasonable discretion, at no cost to ACCPAC. In addition to any technical support required to be performed under a warranty set forth in this Agreement, such technical support and technical support training shall ensure that ACCPAC is able to provide high-quality technical support to the end-users of the Web-enabled Product and to enable ACCPAC to develop future modifications, improvements and upgrades to the Web-enabled Product. ACCPAC may,
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at  its  option,   require  Developer  to  provide  technical  support  for  the
Web-enabled Product to end-users and continue to maintain the Web-enabled Product Source Code on an outsourced basis, on terms to be agreed upon by the parties.

5.       Payment.
         -------
         5.1 Revenue  Share.  In  consideration  for  Developer's  complete  and
             --------------
successful development of the Web-enabled Product to ACCPAC's satisfaction, ACCPAC shall pay to Developer a development fee equal to fifty percent (50%) of ACCPAC's Net Revenue received from sales of the Web-enabled Product by ACCPAC during the twelve (12) month period commencing upon the date that the Web-enabled Product first becomes generally available for release and sale, as determined by ACCPAC in its reasonable discretion (the "Release Date"). On a
                                                          -------------
quarterly basis, no later than forty-five (45) days after the end of each calendar quarter, ACCPAC shall provide Developer a report summarizing sales activity for the Web-enabled Product for the previous calendar quarter together with amounts due and owing to Developer thereunder. After such twelve (12) month period, ACCPAC shall have no further reporting obligations to Developer and all revenue from the sale of the Web-enabled Product shall accrue to ACCPAC. "Net
                                                                             ---
Revenue"  shall mean  one-third of the  suggested  retail  price  ("SRP") of the
-------
Web-enabled Product. The SRP shall be set by ACCPAC in its sole discretion.,. ACCPAC makes no representations or warranties that any minimum level of revenue will be achieved.

         5.2 No  Other  Payments.  Developer  shall  have no  right  under  this
             -------------------
Agreement to receive any compensation or reimbursement, or to share in revenues from any ACCPAC product or service, other than as provided in Section 5.1.

         5.3 Books, Records and Audit Rights.  Developer or its agents may audit
             -------------------------------
the books and records of ACCPAC as they relate to any sales activity reports and any payments due from ACCPAC to Developer hereunder in order to verify the accuracy of same. Developer may review such items only within one (1) year of the dates of such reports, and only once per reporting period, during ACCPAC's normal business hours upon reasonable notice of at least ten (10) business days. The cost of the audit(s) will be borne by Developer, and any undisputed discrepancy brought to ACCPAC's attention shall be corrected within thirty (30) days. ACCPAC shall maintain such books and records for a period of one (1) year following the applicable sales activity reports.

6.       Representations and Warranties of Developer; Indemnification.
         ------------------------------------------------------------
         6.1 Representations and Warranties.  Developer  represents and warrants
             ------------------------------
that Developer is the sole and exclusive owner of all rights in Developer's contributions to the Work; that Developer has not previously granted, assigned or licensed and will not grant, assign or license any right, title or interest in the Work to any third party; and the rights granted herein and Developer's
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contributions  to the Work will not infringe upon the rights of any other person or entity, shall not violate or infringe any United States or foreign patent, trademark, trade secret, trade name, copyright or similar law or right, or breach or require payments from ACCPAC to any third party, or cause a default under Developer's organizational documents or any agreements entered into by Developer; that the Work will be merchantable and fit for use on the computer systems for which the Work is intended to be used; that the Work does not contain any defamatory or libelous material; that Developer will perform the Work in accordance with the Milestones and Specifications; that each of Developer's employees who have been or will be involved with the development of the Work, or who will have access to any confidential information of ACCPAC, including the Work, will have signed, before beginning such involvement, a Non-Disclosure Agreement in the form of Exhibit A hereto; that Developer and
                                         ---------
each of Developer's employees who have been or will be involved with the development of the Work is fully qualified to perform the Work in compliance with all laws of the United States; and that Developer has full power to enter into this Agreement, to carry out its obligations and to grant the rights purported to be granted to ACCPAC under this Agreement.

         6.2 Indemnification.  Developer will indemnify ACCPAC and its customers
             ---------------
and licensees for, and hold them harmless from, any loss, expense (including reasonable attorneys' fees), damage or liability arising out of any claim, demand or suit resulting from Developer's development of the Work, a breach of any of the representations or warranties of Developer in this Agreement or any related nondisclosure and confidentiality agreement between the parties. ACCPAC will inform Developer in writing of any such claim, demand or suit and ACCPAC may cooperate in the defense with Developer. Developer will not agree to the settlement of any such claim, demand or suit prior to a final judgment thereon without the prior written consent of ACCPAC.

7. Disclaimer of Warranties by ACCPAC; Limitation of Liability.  ACCPAC MAKES NO
   -----------------------------------------------------------
REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SOURCE CODE OR ANY OTHER MATTER RELATED TO THIS AGREEMENT, AND EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. ACCPAC SHALL NOT BE SUBJECT TO ANY LIABILITY, IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF OR IN ANY WAY RELATED TO THE SOURCE CODE OR THIS AGREEMENT. IN PARTICULAR, BUT WITHOUT LIMITATION OF THE FOREGOING, ACCPAC SHALL NOT IN ANY EVENT BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

8. Confidentiality.  Developer acknowledges that, in the course of accessing and
   ---------------
using the Source Code and performing its duties under this Agreement, it may obtain or develop information relating to the Source Code and/or to ACCPAC
and/or  ACCPAC's  other  products  and  services  ("Proprietary   Information"),
                                                    -------------------------
including, but not limited to, the Source Code, code, technology, know-how, ideas, algorithms, testing procedures, structure, interfaces, documentation, problem reports, development schedule, analysis and performance information, and other technical, business, product, marketing and financial information, plans and data. During and after the term of this Agreement, Developer shall hold in
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confidence  and protect,  and shall not use (except as expressly  authorized  by this Agreement) or disclose, Proprietary Information, unless such Proprietary Information becomes part of the public domain without breach of this Agreement by Developer, its officers, directors, employees or agents. Developer will not export, re-export or remove from the United States the Source Code, Proprietary Information or any direct product or portion thereof. Developer acknowledges and agrees that due to the unique nature of ACCPAC's Proprietary Information, there can be no adequate remedy at law for any breach of its obligations hereunder or under any other nondisclosure or confidentiality agreement between the parties, that any such breach may allow Developer or third parties to unfairly compete with ACCPAC resulting in irreparable harm to ACCPAC, and therefore, that upon any such breach or threat thereof, ACCPAC shall be entitled to an injunction and other appropriate equitable relief in addition to whatever remedies it may have at law. Developer shall return to ACCPAC, or at ACCPAC's election destroy, all Proprietary Information within the possession or control of Developer within three (3) days of ACCPAC's written request therefore, or upon the earlier expiration or termination of this Agreement.

9. Termination.  Unless earlier  terminated,  this Agreement shall automatically
   -----------
terminate twelve (12) months after the Release Date of the Web-enabled Product by ACCPAC. This Agreement may be terminated by ACCPAC for any reason or no reason upon thirty (30) days' prior written notice to Developer at the address listed above, or immediately upon notice of any breach by Developer of the provisions of this Agreement. Upon termination or expiration, Sections 1.5, 2, 5.3, 6 through 9, 11, and any Sections of this Agreement which by their terms are intended to survive will remain in full force and effect, and Developer will immediate cease all use of the Source Code and destroy all copies or portions thereof, if any, in Developer's possession or control.

10.  Independent  Contractors.  It  is  expressly  agreed  and  understood  that
     ------------------------
Developer, including its employees, is performing services under this Agreement as an independent contractor for ACCPAC, and neither Developer nor any of its employees is an employee or agent of ACCPAC. Developer shall have no authority to contract for or bind ACCPAC in any manner and shall not represent itself as an agent of ACCPAC or as otherwise authorized to act for or on behalf of ACCPAC. All liability to the persons actually providing services, including, but not limited to, payments of wages or other compensation, withholding of taxes and similar charges related to such wages or other compensation, and workers' compensation and unemployment insurance premiums or claims, shall be the sole responsibility of Developer, and Developer agrees to indemnify ACCPAC for any such payments requested of or required by ACCPAC.

11. Miscellaneous.  Notices hereunder shall be sent in writing to a party at the
    -------------
address  first set forth  above and  shall be  deemed  effective  upon  receipt.
Neither the rights nor the obligations arising under this Agreement are assignable or transferable by Developer, and any such attempted assignment or transfer shall be void and without effect. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to conflicts of laws provisions thereof. In any action to enforce this Agreement the prevailing party will be entitled to costs and attorneys' fees.
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Each party to this Agreement hereby submits to the jurisdiction of the courts of the State of California, Alameda, County and to the federal courts of the U. S. for the Northern District of California. In the event that any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be unenforceable, such provisions shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. Developer's rights and remedies upon breach of this Agreement are limited to Developer's rights, if any, to recover damages in an action at law, and Developer shall not have the right to enjoin or restrain or to seek to enjoin or restrain the sale, license, distribution or marketing of any product of ACCPAC. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all written or oral agreements heretofore existing between the parties hereto are expressly cancelled. No waiver or modification of this Agreement will be binding upon either party unless made in a writing signed by both parties and no failure or delay in enforcing any right will be deemed a waiver. This Agreement may be executed in counterparts and via facsimile, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same instrument.

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized representatives to execute this Agreement as of the date first set forth above.

"ACCPAC"                                DEVELOPER

ACCPAC International, Inc.              NoMatterWare Inc.



By:        /s/ David M. Hood               By:     /s/ Brad Churchill
     ---------------------------              -------------------------------

Name (Print):  David M. Hood            Name (Print):  Brad Churchill
               -----------------                -----------------------------

Title:         President & CEO          Title:         President & CEO
        ------------------------                -----------------------------
















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                                    EXHIBIT A

                            Non-Disclosure Agreement

                                    EXHIBIT B

                          Milestones and Specifications


To be determined by the mutual agreement of the parties no later than March 31, 2001.